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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

WHITNEY INFORMATION NETWORK, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-27403 (Commission File Number)	84-1475486 (IRS Employer Identification No.)
1612 Cape Coral Parkway, Suite A, Cape Coral, Florida (Address of principal executive offices)		33904 (Zip Code)

Registrant's telephone number, including area code: (239) 542-0643

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 (Other Events)

        Exhibit 99.1    Whitney Information Network, Inc. press release dated October 20, 2004.

        On October 20, 2004, the registrant disseminated a press release, "WHITNEY INFORMATION NETWORK STREAMLINES WORKFORCE" attached as Exhibit 99.1.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC. (Registrant)
Date: October 21, 2004	By:	/s/ CHARLES E. MILLER Charles E. Miller, Chief Financial Officer

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  Item 8.01 (Other Events)
SIGNATURES